UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2011

Shengkai Innovations, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-51972	11-3737500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People's Republic of China	300308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (86) 22-2858-8899

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 15, 2011, Shengkai Innovations, Inc. (the "Company") issued a press release announcing that the Company will hold its 2012 annual meeting of stockholders on December 22, 2011 in Tianjin, People's Republic of China. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to this report and incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated December 15, 2011, issued by Shengkai Innovations, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengkai Innovations, Inc. (Registrant)
December 15, 2011 (Date)	/s/ DAVID MING HE David Ming He Chief Financial Officer